UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2009

Kopin Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-19882	04-2833935
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 John Hancock Road

Taunton, MA 02780

(Address of principal executive offices) (Zip Code)

(508) 824-6696

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Kopin Corporation (the “Company”) is filing this Current Report on Form 8-K (“Current Report”) to reflect certain accounting adjustments described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 27, 2008, as amended (the “2008 Form 10-K”), which was filed with the United States Securities and Exchange Commission (“SEC”) on March 10, 2009, as amended on May 27, 2009.

In the first quarter of fiscal year 2009, the Company adopted a new accounting pronouncement that requires retrospective application in financial statements for earlier periods:

•

Statement of Financial Accounting Standard No. 160 (SFAS No. 160), “Non-controlling Interests in Consolidated Financial Statements-an Amendment of ARB No. 51.” This statement establishes new accounting and reporting standards for a non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. Specifically, this statement requires the recognition of a non-controlling interest (minority interest) as equity in the consolidated financial statements separate from the parent’s equity. The amount of net income attributable to the non-controlling interest is included in consolidated net income on the face of the income statement.

This Current Report and the attached exhibit 99.1 retrospectively adjust the information originally presented under Item 6—Selected Financial Data and Item 8—Consolidated Financial Statements in the 2008 Form 10-K for all periods presented to reflect the application of the accounting pronouncement described above.

The information in this Current Report is presented as of December 27, 2008, and other than as indicated above, has not been updated to reflect financial results subsequent to that date or any other changes since the date of the 2008 Form 10-K. The information in this Current Report should be read in conjunction with the Company’s 2008 Form 10-K and the filings with the SEC subsequent to the filing of the Company’s 2008 Form 10-K, including the Company’s Quarterly Reports on Form 10-Q. The Company’s consolidated financial statements included in its Quarterly Reports on Form 10-Q for the quarters ended March 28, 2009, June 27, 2009 and September 26, 2009 were presented in accordance with SFAS No. 160.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information.

None.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Selected Financial Data and Revised Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kopin Corporation
(Registrant)

Date: November 19, 2009

/s/ Richard Sneider
(Signature)
Name: Richard Sneider
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Selected Financial Data and Revised Consolidated Financial Statements